Exhibit 99.2

SECOND AMENDMENT TO TRANSFER RESTRICTIONS AGREEMENT

This SECOND AMENDMENT TO TRANSFER RESTRICTIONS AGREEMENT (this “Amendment”), dated as of March 10, 2011, is by and among (i) Alliance Holdings GP, L.P., a Delaware limited partnership (“AHGP”), (ii) Alliance GP, LLC, a Delaware limited liability company (the “General Partner”), (iii) C-Holdings, LLC, a Delaware limited liability company (“C-Holdings”), (iv) Joseph W. Craft III (“Craft”), in his individual capacity, (v) Alliance Resource Holdings II, Inc., a Delaware corporation (“ARH II”), (vi) Alliance Resource Holdings, Inc., a Delaware corporation (“ARH”) and wholly owned by ARH II and (vii) Alliance Resource GP, LLC, a Delaware limited liability company (the “SGP”) and wholly owned by ARH.

Recitals

A. The parties hereto entered into that certain Transfer Restrictions Agreement dated as of June 13, 2006 (as amended by amendment dated November 20th, 2007, the “Agreement”) with the Management Holders. Each capitalized term used but not defined herein shall have the meaning given to it in the Agreement;

B. The parties desire to amend the Agreement as hereinafter set forth; and

C. Holders holding at least eighty percent (80%) of the Restricted Securities held by all Holders have consented in writing to this Amendment and, pursuant to Section 3.11 of the Agreement, this Amendment is binding on all Holders of Restricted Securities.

NOW, THEREFORE, for and in consideration of the foregoing recitals, mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. The definition of “Ratable Ownership Stake” in Article I of the Agreement is amended to read as follows:

“Ratable Ownership Stake” shall mean, with respect to a Holder as of any date of determination, a fraction, expressed as a percentage, the numerator of which shall be the total number of Restricted Securities held by such Holder and the denominator of which shall be the total number of Restricted Securities held by all Holders. Any Holder that elects not to participate in an Approved Transfer or a GP Board Approved Transfer may grant to any other Holder that is or was a Family Member of such Holder the right to include the granting Holder’s Restricted Securities in the numerator of the fraction described in the previous sentence for the purpose of determining the other Holder’s Ratable Ownership Stake in that particular Approved Transfer or GP Board Approved Transfer. The granting Holder shall provide prompt written notice of such grant to the GP Board.

2. The definition of “Restricted Securities” in Article I of the Agreement is amended to read as follows:

“Restricted Securities” means, collectively, (i) all Contribution Agreement AHGP Common Units, Purchase and Exchange Agreement AHGP Common Units, AMH Liquidation AHGP Common Units and AMH II Liquidation AHGP Common Units, other than the Employee Incentive Units, (ii) any other common units of AHGP that are issued as a dividend or other distribution with respect to, in exchange for or in replacement of any of the AHGP Common Units referred to in clause (i) of this definition (other than, for the avoidance of doubt, the Employee Incentive Units), and (iii) any other common units of AHGP that are issued in connection with any unit split, reverse unit split, reorganization, recapitalization, reclassification (or similar event) on the AHGP Common Units referred to in clause (i) or (ii) hereof (other than, for the avoidance of doubt, the Employee Incentive Units); provided, however, that any particular Restricted Securities shall cease to constitute “Restricted Securities” hereunder (A) as determined by the GP Board under the provisions of Section 2.11 hereof and (B) in the event that such particular Restricted Securities shall have been Transferred to a transferee who, pursuant to the provisions hereof, is not required to be bound by the provisions hereof with respect to such particular Restricted Securities so transferred.

3. Section 2.02(c)(vi) of the Agreement, “Pro Rata Participation; De Minimis Holders,” is amended by adding the following sentence to the beginning thereof:

This subsection (vi) shall not apply in the case of a Holder Transfer Request initiated by a Family Member of a deceased Holder.

4. The first sentence of Section 2.02 is amended to read as follows:

Except for any Transfer pursuant to Section 2.03 (Family Transfer), Section 2.04 (BOK Pledge), Section 2.05 (Financing Pledge), Section 2.06 (Craft Transaction) and Section 2.10 (GP Board Approved Transfer), as to which the provisions of this Section 2.02 shall not apply, no Holder shall Transfer any Restricted Securities of such Holder except pursuant to, and in accordance with, the provisions of this Section 2.02.

5. A new Section 2.10 is added to the Agreement as follows:

Section 2.10 GP Board Approved Transfer. In addition to the Transfers of Restricted Securities that are or may be authorized pursuant to other provisions of this Article II, the GP Board shall have the right to authorize Transfers of Restricted Securities (each a “GP Board Approved Transfer”) pursuant to such terms, conditions and procedures as it, acting in good faith, deems appropriate, provided, that each Holder shall have the right to participate in any Transfer so approved on a pro rata basis determined under the mechanism set forth in Section 2.2(c)(vi), including with respect to any over-allotment allocation. Such Transfers may include, but are not limited to, “secondary” or “follow-on” offerings of AHGP common units.

6. A new Section 2.11 is added to the Agreement as follows:

Section 2.11 Removal of Restrictions by GP Board. The GP Board shall have the right at any time and from time to time to remove the restrictions on transfer imposed by this Agreement from all or any part of the Restricted Securities and may make such removal subject to such terms, conditions and procedures as it deems appropriate. In doing so, the GP Board shall act in good faith and shall promptly notify all Holders in writing of each such action.

7. Schedule I, showing the name and address of, and number of Restricted Securities held by, each Holder as of the date hereof, is hereby amended to the form attached hereto.

8. Except as amended herein, all terms and conditions of the Agreement are hereby reaffirmed and shall remain in full force and effect.

9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document.

10. The laws of the State of Delaware shall govern this Amendment without regard to principles of conflict of laws or choice of law rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto consent to the jurisdiction of the District Court in the State of Oklahoma and the Federal courts for the State of Oklahoma, in each case located in Tulsa, Oklahoma.

11. This Amendment is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Amendment supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties to this Second Amendment to Transfer Restrictions Agreement have caused it to be duly executed as of the date first above written.

ALLIANCE HOLDINGS GP, L.P.

By:		Alliance GP, LLC,
its General Partner

	By:	/s/ R. Eberley Davis
R. Eberley Davis
Senior Vice President,
General Counsel and Secretary

ALLIANCE GP, LLC

By:		/s/ R. Eberley Davis
R. Eberley Davis
Senior Vice President,
General Counsel and Secretary

C-HOLDINGS, LLC

By:		/s/ R. Eberley Davis
R. Eberley Davis
Senior Vice President,
General Counsel and Secretary

ALLIANCE RESOURCE HOLDINGS II, INC.

By:		/s/ R. Eberley Davis
R. Eberley Davis
Senior Vice President,
General Counsel and Secretary

ALLIANCE RESOURCE HOLDINGS, INC.

By:	/s/ R. Eberley Davis
R. Eberley Davis
Senior Vice President,
General Counsel and Secretary

ALLIANCE RESOURCE GP, LLC

By:	/s/ R. Eberley Davis
R. Eberley Davis
Senior Vice President,
General Counsel and Secretary

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